IMPAIRMENT (Details 2) - C B S I [Member] - BRL (R$) R$ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
IfrsStatementLineItems [Line Items]
Book value	R$ 15,225	R$ 15,225
Cash Flow Period	2026 to 2035 + perpetuity	2025 to 2034 + perpetuity
Gross Margin	Gross margin update based on historical data and market trends
Cost updating	Updating costs based on historical data and market trends
Perpetuity growth rate	No growth	No growth
Discount rate, in real terms	9.42%	11.89%
Measurement of recoverable value	VIU	VIU
Projected price range R$ / t	Market-based data	Market-based data
Sensitivity of key assumptions	A 2.13% decrease in revenue would result in the estimated recoverable amount being equal to the carrying amount of this CGU	A 10% reduction in revenue would result in the estimated recoverable amount being equal to the carrying amount of this CGU
Test result	The recoverable amount of the asset is higher than its carrying amount, and no impairment loss is recognized